UNITED  STATES
                      SECURITIES  AND  EXCHANGE  COMMISSION
                            WASHINGTON,  D.C.  20549

                                   FORM  8-K/A

                         Second  Amendment  to  Form  8-K

                                 CURRENT  REPORT

   PURSUANT  TO  SECTION  13  OR  15(D)  OF  THE SECURITIES EXCHANGE ACT OF 1934

   DATE  OF  REPORT  (DATE  OF  EARLIEST  EVENT  REPORTED):  February  22,  2000


                         PINNACLE  BUSINESS  MANAGEMENT,  INC.
         (EXACT  NAME  OF  REGISTRANT  AS  SPECIFIED  IN  ITS  CHARTER)

                                     NEVADA

               (STATE  OR  OTHER  JURISDICTION  OF  INCORPORATION)

          0-27171                                        91-1871963
  (COMMISSION  FILE  NUMBER)                   (IRS EMPLOYER IDENTIFICATION NO.)


            2963  Gulf  to  Bay  Boulevard,  Suite  265,  Clearwater,  FL  33759
             (ADDRESS  OF  PRINCIPAL  EXECUTIVE  OFFICES)   (ZIP  CODE)

                                 (813)  669-7781

            (REGISTRANT'S  TELEPHONE  NUMBER,  INCLUDING  AREA  CODE)

                            MAS  ACQUISITION  XIX  CORP.
                              1710  E.  DIVISION  ST.
                             EVANSVILLE,  IN  47711
                                 (812)  479-7226

                (FORMER  NAME,  ADDRESS  AND  TELEPHONE  NUMBER)

The undersigned Registrant hereby amends Item 7 of its Current Report on Form 8-K dated March 6, 2000 to read in its entirety as follows:

ITEM  7.  FINANCIAL  STATEMENTS

                       PINNACLE  BUSINESS  MANAGEMENT,  INC.
                                AND  SUBSIDIARIES

                              FINANCIAL  STATEMENTS

                           DECEMBER  31,  1999  AND  1998

                       PINNACLE  BUSINESS  MANAGEMENT,  INC.
                               AND  SUBSIDIARIES

                          INDEX  TO  FINANCIAL  STATEMENTS
                                                                  PAGE
                                                                  ----
CONSOLIDATED  FINANCIAL  STATEMENTS:

  REPORT  OF  INDEPENDENT  CERTIFIED  PUBLIC  ACCOUNTANTS           1

  BALANCE  SHEETS  AS  OF  DECEMBER  31,  1999  AND  1998         2-3

  STATEMENTS  OF  OPERATIONS  FOR  THE  YEARS  ENDED
  DECEMBER  31,  1999  AND  1998                                    4

  STATEMENTS  OF  STOCKHOLDERS'  DEFICIT  FOR  THE
  YEARS  ENDED  DECEMBER  31,  1999  AND  1998                      5

  STATEMENTS  OF  CASH  FLOWS  FOR  THE  YEARS  ENDED               6
  DECEMBER  31,  1999  AND  1998

  NOTES  TO  CONSOLIDATED  FINANCIAL  STATEMENTS                 7-16

               REPORT  OF  INDEPENDENT  CERTIFIED  PUBLIC  ACCOUNTANTS
               --------------------------------------------------

Pinnacle  Business  Management,  Inc.
Clearwater,  Florida

We have audited the accompanying consolidated balance sheets of Pinnacle Business Management, Inc. and Subsidiaries as of December 31, 1999 and 1998, and the related consolidated statements of operations, stockholders' deficit, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The accompanying financial statements for December 31, 1999 and 1998 have been prepared assuming that the company will continue as a going concern. As discussed in Notes 9 and 11 to the financial statements, the company has suffered recurring losses from operations, has a net capital deficiency, and certain litigation pending that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Notes 9 and 11. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Pinnacle Business Management, Inc. and Subsidiaries as of December 31, 1999 and 1998, and the results of their operations and their cash flows for the years ended December 31, 1999 and 1998, in conformity with generally accepted accounting principles.


/S/  BAGELL,  JOSEPHS,  LEVINE,  FIRESTONE  &  CO.,  L.L.C.
-----------------------------------------------------------
     BAGELL,  JOSEPHS,  LEVINE,  FIRESTONE  &  CO.,  L.L.C
     Certified  Public  Accountants

April  26,  2000

      PINNACLE  BUSINESS  MANAGEMENT,  INC.  AND  SUBSIDIARIES
                   CONSOLIDATED  BALANCE  SHEETS

                         ASSETS
                         ------
                                                   DECEMBER 31,
                                             ------------------------
                                                1999        1998
                                             -----------  -----------
CURRENT  ASSETS
----------------
   Cash  and  cash  equivalents              $    9,726   $    2,984
   Customer  loans  receivable,  net            274,974      743,877
   Loans  Receivable  -  Other                  422,000          -0-
   Prepaid  Expenses                             45,000          -0-
                                             -----------  -----------
                                                751,700      746,861
          ---------------------------------  -----------  -----------
PROPERTY  AND  EQUIPMENT                        156,831      144,839
   Less  accumulated  depreciation              (69,654)     (43,078)
          ---------------------------------  -----------  -----------
                                                 87,177      101,761
OTHER  ASSETS
--------------
   Unamortized goodwill                         238,498      244,944
   Deferred tax asset                           505,560      505,560
   Security deposits                             12,395        6,996
   Receivables - other - net                        -0-          -0-

                                             -----------  -----------
                                                756,453      757,500
                                             -----------  -----------

TOTAL  ASSETS                                 1,595,330   $1,606,122
-------------------------------------------  ===========  ===========


See  Accompanying  Notes  to  Consolidated  Financial  Statements

        PINNACLE  BUSINESS  MANAGEMENT,  INC.  AND  SUBSIDIARIES
                    CONSOLIDATED  BALANCE  SHEETS


              LIABILITIES  AND  STOCKHOLDERS'  DEFICIT
              ----------------------------------------

                                                       DECEMBER 31,
                                                ------------------------
                                                    1999         1998
                                                -----------  -----------
CURRENT  LIABILITIES
------------------------------------------
   Accounts  payable  and  accrued  expenses   $  318,764   $    79,783
   Current  portion  of  long-term  debt        1,401,753       600,000
                                               -----------  ------------

  TOTAL  CURRENT  LIABILITIES                   1,720,517       679,783
---------------------------------------------  -----------  ------------

LONG  TERM  LINE  OF  CREDIT                      863,000           -0-
NOTES  PAYABLE  -  OFFICERS'                      267,061         9,900
LONG-TERM  DEBT,  LESS  CURRENT  PORTION          417,287     1,344,276
                                               -----------  ------------

  TOTAL  LONG-TERM  LIABILITIES                 1,547,348     1,354,176
---------------------------------------------  -----------  ------------

TOTAL  LIABILITIES                              3,267,865     2,033,959
---------------------------------------------  -----------  ------------
COMMITMENTS  AND  CONTINGENCIES
------------------------------------------
STOCKHOLDERS'  DEFICIT
------------------------------------------
   Preferred  stock                                   -0-           -0-

   Common  stock                                   86,952        16,494

   Additional  paid-in  capital                 1,317,515       541,965

   Deficit                                     (3,077,002)     (986,296)
                                             -------------  ------------
  TOTAL  STOCKHOLDERS'  DEFICIT                (1,672,535)     (427,837)
---------------------------------------------  -----------  ------------

TOTAL  LIABILITIES  AND  STOCKHOLDERS'
DEFICIT                                      $  1,595,330   $ 1,606,122
-------------------------------------------  =============  ============


See  Accompanying  Notes  to  Consolidated  Financial  Statements

                 PINNACLE  BUSINESS  MANAGEMENT,  INC.  AND  SUBSIDIARIES
                        CONSOLIDATED  STATEMENTS  OF  OPERATIONS
                   FOR  THE  YEARS  ENDED  DECEMBER  31,  1999  AND  1998


                                                               DECEMBER 31,
                                                       --------------------------
                                                            1999         1998
                                                       ------------  ------------
OPERATING  REVENUE
-----------------------------------------------------
   Revenue                                             $   214,538   $   633,478
                                                       ------------  ------------

OPERATING  EXPENSES
-----------------------------------------------------
   Salaries,  employee  leasing and related                510,627       444,352
   Advertising                                              51,157       106,183
   Commissions                                             146,948        35,568
   Office  and  general                                     61,322        56,746
   Professional  fees                                      166,190        55,676
   Repairs  and  maintenance                                10,042         5,562
   Rent                                                    138,259       110,923
   Repossession  costs                                      34,707        53,310
   Telephone  and  utilities                               109,157        81,260
   Travel                                                   73,468        59,749
   Other  operating                                        111,201        91,982
                                                       ------------  ------------

  TOTAL  OPERATING  EXPENSES                             1,413,078     1,101,311
-----------------------------------------------------  ------------  ------------

OPERATING  (LOSS)                                       (1,198,540)     (467,833)
-----------------------------------------------------  ------------  ------------

OTHER  EXPENSES
-----------------------------------------------------
   Interest  expense                                      (516,447)     (278,050)
   Depreciation  and  Amorizitation expense                (28,022)      (31,009)
   Bad  debt                                              (347,697)      (60,831)
                                                       ------------  ------------

  TOTAL  OTHER  EXPENSES                                  (892,166)     (369,890)
-----------------------------------------------------  ------------  ------------


NET  LOSS
BEFORE  FEDERAL  INCOME TAX BENEFIT                     (2,090,706)     (837,723)
-----------------------------------------------------  ------------  ------------

PROVISION  FOR  INCOME  TAX BENEFIT                            -0-       284,826
                                                       ------------  ------------

NET  LOSS  APPLICABLE  TO COMMON SHARES                $(2,090,706)  $  (552,897)
                                                       ------------  ------------

NET  LOSS  PER  COMMON SHARES                          $     (0.04)  $     (0.04)
                                                       ------------  ------------
WEIGHTED  AVERAGE  NUMBER  OF  COMMON  SHARES
OUTSTANDING                                             50,964,740    14,976,794
-----------------------------------------------------  ------------  ------------


           See  Accompanying  Notes  to  Consolidated  Financial  Statements

                 PINNACLE  BUSINESS  MANAGEMENT,  INC.  AND  SUBSIDIARIES
                  CONSOLIDATED  STATEMENTS  OF  STOCKHOLDERS'  DEFICIT
                 FOR  THE  YEARS  ENDED  DECEMBER  31,  1999  AND  1998


                      COMMON  STOCK      ADDITIONAL                  TOTAL
                     $.001 PAR VALUE      PAID-IN                STOCKHOLDERS'
                  --------------------    CAPITAL     DEFICIT      DEFICIT
                    SHARES     AMOUNT
                  ----------  --------  ----------  ------------  ------------

Balance
January 1, 1998
Fast Title
Loans, Inc.       13,418,027  $ 13,418  $  121,992  $  (433,399)  $  (297,989)

Issuance of
common stock       3,076,175     3,076     419,973            -       423,049

      Net Loss             -         -           -     (552,897)     (552,897)
                  ----------  --------  ----------  ------------  ------------

Balance
December 31,
1998              16,494,202    16,494     541,965     (986,296)     (427,837)

Issuance of
common stock      70,458,484    70,458     775,550            -       846,008

     Net Loss                                        (2,090,706)   (2,090,706)
                  ----------  --------  ----------  ------------  ------------

Balance
December 31,
1999              86,952,686  $ 86,952  $1,317,515  $(3,077,002)  $(1,672,535)
                  ==========  ========  ==========  ============  ============


           See  Accompanying  Notes  to  Consolidated  Financial  Statements

               PINNACLE BUSINESS MANAGEMENT, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                 FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998


                                                          1999         1998
                                                      ------------  -----------
CASH  FLOWS  FROM  OPERATING  ACTIVITIES
----------------------------------------------------
   Net  Loss                                          $(2,090,706)  $ (552,897)
                                                      ------------  -----------
   ADJUSTMENTS TO RECONCILE NET LOSS TO NET CASH
   USED IN OPERATING ACTIVITIES:
----------------------------------------------------
        Depreciation and Amoritization                     28,022       31,009
        Provision for doubtful accounts                   367,076       60,831
        Deferred Income Tax Benefit                             -     (284,826)
CHANGES IN ASSETS AND LIABILITIES:
        Decrease in customer loans
             receivable - net                             101,827       49,257
        (Increase) in loans other and
             prepaid expenses                            (467,000)           -
        (Increase)in deposits and other                      (399)           -
        Increase in accounts
             payable and accrued expenses                 238,981        4,041
                                                      ------------  -----------

  TOTAL ADJUSTMENTS                                       268,507     (139,688)
---------------------------------------------------   ------------  -----------

  NET CASH (USED IN) OPERATING ACTIVITIES              (1,822,199)    (692,585)
---------------------------------------------------   ------------  -----------

CASH FLOWS FROM INVESTING ACTIVITIES
---------------------------------------------------
   Capital expenditures                                   (11,992)     (58,422)
                                                      ------------  -----------

  NET CASH (USED IN) INVESTING ACTIVITIES                 (11,992)     (58,422)
---------------------------------------------------   ------------  -----------

CASH FLOWS FROM FINANCING ACTIVITIES
---------------------------------------------------
   Proceeds from issuance of long-term debt             1,280,287      583,952
   Proceeds from issuance of common stock and
          paid in capital                                 846,008      423,049
   Principle payments on long-term debt                  (542,523)    (168,431)
   Increase (decrease) in officer's loans - net           257,161      (90,100)
                                                      ------------  -----------

  NET CASH PROVIDED BY  FINANCING ACTIVITIES            1,840,933      748,470
---------------------------------------------------   ------------  -----------

NET INCREASE (DECREASE) IN CASH AND CASH

    EQUIVALENTS                                             6,742       (2,537)
---------------------------------------------------   ------------  -----------

CASH AND CASH EQUIVALENTS-BEGINNING OF PERIOD               2,984        5,521
---------------------------------------------------   ------------  -----------

CASH AND CASH EQUIVALENTS-END OF PERIOD               $     9,726   $    2,984
---------------------------------------------------   ------------  -----------

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

    CASH PAID DURING THE YEAR FOR:
            Interest Expense                          $   432,369      270,250
                                                      ------------  -----------


           See  Accompanying  Notes  to  Consolidated  Financial  Statements

                       PINNACLE  BUSINESS  MANAGEMENT,  INC.
                                AND  SUBSIDIARIES
                   NOTES  TO  CONSOLIDATED  FINANCIAL  STATEMENTS
                           DECEMBER  31,  1999  AND  1998

NOTE  1-  ORGANIZATION  AND  BASIS  OF  PRESENTATION
          ------------------------------------------

     Pinnacle Business Management, Inc. is an integrated consumer finance and E-commerce technology developer. The company operates title loan and paycheck advance locations. Fast Title Loans, Inc. (FTL)is a wholly owned subsidiary of Pinnacle Business Management, Inc. Fast Title Loans, Inc. is a consumer loan company that operates title loan offices in central Florida. The title loan is an immediate short term cash loan, using the free and clear title of a person's car or truck as collateral. The loan allows the customer to retain possession and use of their motor vehicle. Fast Paycheck Advance, Inc. is a wholly owned subsidiary of Pinnacle Business Management, Inc. that provides short-term paycheck advances to consumers. The accompanying financial statements reflect the consolidated operations of the above.

     On May 9, 1997, Pinnacle Business Management, Inc. (The "Company") was incorporated as a wholly owned subsidiary of 300365 BC, Ltd., D/B/A Peaker Resource Company, a company which was incorporated in British Columbia, Canada on November 13, 1985. 300365 BC, Ltd. had been inactive for years due to the lack of working capital. On May 15, 1997, the stockholders of 300365 BC, Ltd. exchanged all of the company's outstanding stock of 300365 BC, Ltd. for the stock of Pinnacle Business Management, Inc. This exchange was made on a share for share basis. There were no tangible assets of 300365 BC, Ltd. The excess of par value of the common stock issued over the assets acquired upon the acquisition of the parent was $1,933. After the exchange of stock, the parent became the wholly owned subsidiary and it was liquidated and the $1,933 was written off as an extraordinary loss upon the dissolution of 300365 BC, Ltd.

     On October 27, 1997, JTBH Corporation, a wholly owned subsidiary of the "Company", with no assets, merged with Fast Title Loans, Inc. (FTL) a Florida corporation. On that date Fast Title Loans, Inc. became the wholly owned subsidiary of Pinnacle Business Management, Inc. The shares of (FTL) were converted into common stock $.001 per share, of Pinnacle Business Management, Inc.

     The merger of (FTL) the private company into the public shell company Pinnacle Business Management, Inc. on October 27, 1997 gave rise to the private company having effective operating control of the combined company after the transaction. This was a reverse merger and the costs associated with were treated as a recapitilization. In 1998, the company incorporated Fast Paycheck Advance, Inc. as a wholly owned subsidiary. Also in 1998, the Company incorporated Summit Property, Inc. This subsidiary has remained inactive, however.

                       PINNACLE  BUSINESS  MANAGEMENT,  INC.
                                AND  SUBSIDIARIES
             NOTES  TO  CONSOLIDATED  FINANCIAL  STATEMENTS  (CONTINUED)
                           DECEMBER  31,  1999  AND  1998


NOTE  2-  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES
          ----------------------------------------------

     PRINCIPLES  OF  CONSOLIDATION:
     ----------------------------

     The consolidated financial statements include the accounts of the Company and all of its wholly owned subsidiaries. All significant intercompany accounts and transactions have been eliminated in consolidation.

     USE  OF  ESTIMATES:
     -------------------
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     PROPERTY  AND  EQUIPMENT:
     -------------------------
     Property and equipment are stated at cost. Depreciation is computed primarily using the straight-line method over the following estimated useful lives:

                                               YEARS
                                               -----
     Improvements                              10-40
     Furniture  and  Equipment                 5-7

     Leasehold Improvements are amortized over their estimated useful lives or the lives of the related leases, whichever is shorter.

     REVENUE  RECOGNITION:
     ---------------------
     Substantially most of the revenues are derived from interest charged on consumer financing, title loans and advance paychecks.

     INCOME  TAXES:
     --------------
     The income tax benefit is computed on the pretax loss based on the current tax law. Deferred income taxes are recognized for the tax consequences in future years of differences between the tax basis of assets and liabilities and their financial reporting amounts at each year-end based on enacted tax laws and statutory tax rates.

                       PINNACLE  BUSINESS  MANAGEMENT,  INC.
                                AND  SUBSIDIARIES
             NOTES  TO  CONSOLIDATED  FINANCIAL  STATEMENTS  (CONTINUED)
                           DECEMBER  31,  1999  AND  1998

NOTE  2-  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES  (CONTINUED)
          -----------------------------------------------------------
     NATURE  OF  BUSINESS  AND  CREDIT  RISK:
     ----------------------------------------
     The company operates in mainly one business segment and primarily earns interest income on consumer title loans and advanced paychecks. Financial instruments which potentially subject the company to concentrations of credit risk are primarily customer loans receivable.

     FAIR  VALUE  OF  FINANCIAL  INSTRUMENTS:
     ----------------------------------------
     The carrying amounts reported in the consolidated balance sheets for cash and cash equivalents, customer loan receivables, accounts payable and accrued expenses and other liabilities approximate fair value because of the immediate or short-term maturity of these financial instruments. The carrying amount reported for long-term debt approximates fair value because, in general, the interest on the underlying instruments fluctuates with market rates.

     EARNINGS  (LOSS)  PER  SHARE  OF  COMMON  STOCK:
     ------------------------------------------------
     Historical net income (loss) per common share is computed using the weighted average number of common shares outstanding.

     STATEMENTS  OF  CASH  FLOWS:
     ----------------------------
     For purposes of the consolidated statements of cash flows, the Company considers all highly liquid debt instruments and other short-term investments with an initial maturity of three months or less to be cash equivalents.

     ADVERTISING  AND  PROMOTIONAL  COSTS
     ------------------------------------
     Costs of advertising and promotional costs are expensed as incurred. Advertising costs were $51,157 and $106,183 in 1999 and 1998, respectively.

     GOODWILL
     --------
     Goodwill is amortized over 40 years. Amortization charged to expense was $6,446 and $6,446 in 1999 and 1998 respectively.

                       PINNACLE  BUSINESS  MANAGEMENT,  INC.
                                AND  SUBSIDIARIES
             NOTES  TO  CONSOLIDATED  FINANCIAL  STATEMENTS  (CONTINUED)
                           DECEMBER  31,  1999  AND  1998

NOTE 3 -  CUSTOMER  LOANS  RECEIVABLE  -  NET
          -----------------------------------
        Customer  loans  receivable,  net  consists  of  the  following:


        Customer  loans  receivable,  net  consists  of  the  following:

                                                              December 31,
                                                              ------------
                                                            1999        1998
                                                         ---------   ----------
Customer  loans receivable                               $ 702,881   $ 804,708
     Less: Allowance for doubtful accounts                (427,907)    (60,831)
                                                         ----------  ----------

     Customer  loans receivable - Net                      274,974   $ 743,877
                                                         ==========  ==========

     Customer loans receivable include accrued interest amounts. However, the Company, due to an unfavorable legistlative climate regarding the title loan industry, reserved an additional $367,076 in bad debt allowance to account for the write down of accrued interest and loans that they may not collect.

NOTE  4-  LOANS  RECEIVABLE  -  OTHER
          ---------------------------
     Loans receivable dated December 29, 1997 to a company for $25,000 together with interest thereon at the rate of 18% per annum. The principal balance and accrued interest is due and payable on the earlier of a private placement being completed in whole or part including but not limited to any escrow disbursements of any funds to the maker, or March 27, 2000. There were no payments received in 1999 or 1998. The company has made an allowance for doubtful receivable for the entire loan. The company has not accrued any interest on this loan for 1999 or 1998.

     Demand loan receivable a company for $422,000. This loan is non-interest bearing. The company is performing outside consulting for a start up company. It is anticipated that this loan receivable will be converted into equity during the year 2000.

NOTE  5-  PROPERTY  AND  EQUIPMENT,  NET
          ------------------------------

        Property  and  equipment,  net  consists  of  the  following:

                                            1999        1998
                                         ----------  ----------

Furniture  and  Equipment                $ 121,914   $ 109,922
Improvements                                34,917      34,917
                                         ----------  ----------
                                           156,831     144,839

Less:  Accumulated  depreciation           (69,654)    (43,078)
                                         ----------  ----------

Property  and  Equipment,  Net           $  87,177   $ 101,761
                                         ==========  ==========

                       PINNACLE  BUSINESS  MANAGEMENT,  INC.
                                AND  SUBSIDIARIES
            NOTES  TO  CONSOLIDATED  FINANCIAL  STATEMENTS  (CONTINUED)
                           DECEMBER  31,  1999  AND  1998

NOTE  6-  LINE  OF  CREDIT
          ----------------

     In March 1999, the Company obtained a line of credit with a capital company to receive up to $1,500,000 of advances. The interest is payable at 17% per annum. Principal and interest on advances are due March 1, 2001, with the company having an option to extend the note an additional one year. At December 31, 1999, the company had $ 863,000 outstanding on the line. The line of credit is collateralized by 7,500,000 shares of the common stock of the company.

NOTE  7  -  LONG-TERM  DEBT
            ---------------

        Long-term  debt  consists  of  the  following:

                                                          1999         1998
                                                      ------------  -----------
Note  payable  lending  institution  with  monthly
interest  payable  at  14%  per  annum  expiring
February  28,  2000  (see  Note 9).                     $ 538,276    $ 538,276

Note  payable  investor  with  monthly  interest
payable  at  4.5%  per  month.  This  note
expired  May  14,  1999.                                  100,000      100,000

Note  payable  investor  with  monthly  interest
payable  at  rates  varying  between  16-36%  per
annum,  expiring  March  1,  2000.                        524,880      606,000

Renegotiated  note  payable  investors  with
monthly  interest  payable  at  rates  varying
between  1.5%-6%  per  month.  This  loan
expires  in  December,  2000.                             238,597     450,000

Note  payable  investor  with  monthly  interest
payable  at  4%,  expiring  May 17, 1999.                     -0-      150,000

Notes  payable  investor  with  interest  payable
at  18%  per  annum,  expiring  February  and
March,  1999.                                                 -0-      100,000

Note  payable  investor  with  interest  only
payable  at  12%  per  annum.  This  note  has  a
balloon  and  expires  December  31,  2002.               417,287          -0-
                                                      ------------  -----------
                                                        1,819,040    1,944,276

Less:  Current  Portion                                (1,401,753)    (600,000)
                                                      ------------  -----------

Net  Long-Term  Debt                                      417,287   $1,344,276
                                                      ============  ===========

                      PINNACLE  BUSINESS  MANAGEMENT,  INC.
                             AND  SUBSIDIARIES
            NOTES  TO  CONSOLIDATED  FINANCIAL  STATEMENTS  (CONTINUED)
                          DECEMBER  31,  1999  AND  1998

NOTE  7-  LONG-TERM  DEBT  (Continued)
          ----------------------------

            The non-current portion of long-term debt matures as follows:

                 2000       $1,401,753
                 2001              -0-
                 2002          417,287
                            ----------
                             1,819,040
                            ==========

     The company has negotiated with certain investors to convert long-term debt to common stock at various negotiated prices predicated on market value. Long-term debt is substantially collateralized with motor vehicle titles and the personal guarantees of the officers and the assets of the company.

NOTE  8-  STOCKHOLDERS'  DEFICIT
          ----------------------

     The authorized capital stock of the company in 1998 consists of 20,000,000 shares of common stock with par value of $.001. As of December 31, 1998, there were 16,494,202 shares outstanding.

     The authorized preferred stock of the company in 1999 and 1998 consists of 50,000,000 and 10,000,000 shares, respectively, with a par value of $.001 with rights and privileges to be set by the board of directors. As of December 31, 1999 and 1998, there were no shares issued or outstanding.

     In 1999, the corporation authorized an additional 80,000,000 shares of common stock with a par value of $.001. As of December 31, 1999, there were 100,000,000 shares authorized, and 86,952,686 issued and outstanding.

     At December 31, 1999 the company had up to 35,322,578 shares (options) outstanding with a consulting company. Shares may be exercisable at $.25 per share or 30% of the closing bid price, whichever is less. This was for compensation in arranging the Mail Boxes Etc. account.

     Additionally there are 5 year warrants outstanding for investment banking services rendered to purchase 5,580,000 shares of common stock at $.125 per share. The warrants become due August 18, 2004.

                          PINNACLE  BUSINESS  MANAGEMENT,  INC.
                                 AND  SUBSIDIARIES
                 NOTES  TO  CONSOLIDATED  FINANCIAL  STATEMENTS  (CONTINUED)
                             DECEMBER  31,  1999  AND  1998

NOTE  9-  COMMITMENTS  AND  CONTINGENCIES
        -----------------------------

     (A)  LEASES:
          -------

     The company operates its facilities under certain operating leases. Future minimum lease commitments under non-cancelable operating leases are as follows:

                              2000         $60,372
                              2001          25,101
                                           -------
                                            85,473
                                           =======
     Rent and related expenses under operating leases amounted to $138,259 and $110,923 for the years ended December 31, 1999 and 1998 respectively. The company is operating various locations on a month to month basis.

     (B)  LITIGATION:
          -----------

     The company is a defendant involving a claim made in bankruptcy by First American Reliance, Inc. (FAR) against the company for $800,000, including 9% interest, for amounts loaned and advanced by FAR to the company which were not repaid. The company has asserted a defense and set off alleging that monies due to Pinnacle from stock subscriptions in 1998 delivered to FAR were not turned over to the company. It is further alleged that the claims of the company exceed the sum that FAR claims it is owed by the company. The company has not accrued any interest on this note for 1999 and 1998 because of the offsets of monies due the company alleged in the litigation. The lawyers have stated that documentation to fully evaluate the claims is not presently available. However, the ompany is contesting the case vigorously. The company has accrued a liability for $538,276 in 1999 and 1998, respectively.

     Secondly, Tyler Jay & Company, L.L.C. commenced an action against the company asserting a claim for fees and commissions arising from loans made by FAR described in the previous paragraph. This also includes sums lost by Tyler Jay allegedly because Tyler Jay was not permitted to complete the private placement noted above. The sums demanded exceed $500,000 in the aggregate. Management is vigorously contesting the claim. The company has asserted claims and defenses that are still in the process of being evaluated by the attorneys. It is not possible to determine whether there will be a loss; or, if there is a loss, the extent of the loss.

                          PINNACLE  BUSINESS  MANAGEMENT,  INC.
                                 AND  SUBSIDIARIES
                 NOTES  TO  CONSOLIDATED  FINANCIAL  STATEMENTS  (CONTINUED)
                             DECEMBER  31,  1999  AND  1998

NOTE  10  -  RELATED  PARTY  TRANSACTIONS
             ----------------------------

     The executive officers of the company pledged as collateral 7,000,000 shares of Pinnacle stock to secure personal loans and loaned $696,000 to the company in 1999. The company in 1999 repaid the officers $439,157.

     The officers received under an employment agreement approximately $55,000 and $65,464 each, respectively in 1999 and 1998.

     The officers owned 79,102,000 and 9,005,000 common stock shares in 1999 and 1998 respectively.

NOTE  11-  GOING  CONCERN
           -------------

     As shown in the accompanying financial statements, the company incurred substantial net losses for the years ended December 31, 1999 and 1998. Additionally, the company has a $100,000 note payable with an investor that expired May 14, 1999.

The investor has not called this loan and it is shown as a current liability. Moreover, the company has debt that will be coming due between March 1, 2000 and December 31, 2000 without adequate capital available to repay the debt. The company is negotiating with the investors to either extend these obligations or convert the debt to equity. However, if these loans are called, the company's financial condition will be further negatively impacted. Finally, the company is defending various lawsuit claims that, if the outcome is unfavorable, would negatively impact the company. These factors raise substantial doubt about the company's ability to continue as a going concern.

Additionally, the company, due to an unfavorable legislative climate, plans to discontinue its title loan business by June 30, 2000; and concentrate on its payday advance business. There is no guarantee whether the company will be able to generate enough revenue and or raise capital to support those operations.

Management is working with the certain investors to rework the debt that is coming due. Additionally, management is vigorously contesting the lawsuits that have been filed against the company. The company feels that they have certain offsets against the claims in litigation and does not expect to pay more than what is reflected on the balance sheet at this time (see note 9). However, there can be no assurance that the company will be successful in its efforts to not have the payment of debt accelerated. If the company is unsuccessful in its efforts, it may be necessary to undertake such other actions as may be necessary to preserve asset value. The financial statements do not
include  any  adjustments,   other  than  the  current  classification  of
long-term debt in default, that might result from the outcome of those uncertainties.

                          PINNACLE  BUSINESS  MANAGEMENT,  INC.
                                 AND  SUBSIDIARIES
                 NOTES  TO  CONSOLIDATED  FINANCIAL  STATEMENTS  (CONTINUED)
                             DECEMBER  31,  1999  AND  1998


NOTE  12-  INCOME  TAX  BENEFIT
           --------------------

      The  benefit  for  income  taxes  is  as  follows:

                                       1999          1998
                                     --------      --------
      Deferred income tax benefit
      (Federal  only)                     -0-      $284,826
                                     ========      ========

     At December 31, 1999 and 1998, the company had net operating loss carry forwards for U. S. Federal tax purposes available to offset future taxable income of approximately $3,081,823 and $986,296 which expire through 2014. The company has concluded that, based on expected future results and future reversals of existing temporary differences, it is more likely than not that the deferred tax assets will be realized. However, for 1999 no tax benefit was booked as a conservative measure.

     The net deferred tax assets in the accompanying balance sheets include the following components:

                                             1999       1998
                                           ---------  ---------

      Deferred  tax  assets                $ 505,560  $ 505,560
      Deferred  tax  valuation  allowance        -0-        -0-
                                           ---------  ---------

      Net  deferred  tax  assets           $ 505,560  $ 505,560
                                           =========  =========

NOTE  13-  SUBSEQUENT  EVENTS
           ------------------

On February 28,2000, the company, Jeff Turino and Bruce Hall entered into an agreement and release concerning claims arising from operation of those officers' employment agreements with the company between 1997 and 2000. Turino and Hall released the Company from certain performance obligations, including the waiver of back compensation and bonus amounts. In exchange, each received 27,500,000 shares of restricted common stock of the Company. Turino and Hall agreed to perform the remainder of the employment agreement in accordance with its terms. The company released any claims arising from the officer's performance of the agreements prior to January 1, 2000.

Due to certain local legislative climate, the company is making efforts in 2000 to discontinue operating the title loan business. With the implementation of payday advance debit card program, a three year contract with Mailboxes Etc., and a possible banking alliance, the company is anticipating expanding its payday advances on a national level.

                          PINNACLE  BUSINESS  MANAGEMENT,  INC.
                                 AND  SUBSIDIARIES
                 NOTES  TO  CONSOLIDATED  FINANCIAL  STATEMENTS  (CONTINUED)
                             DECEMBER  31,  1999  AND  1998

Additionally, the company secured a national contract with Comdata through their banking affiliates. This contract allows the distribution of debit cards at the point of sale location. Subsequently, the company is in negotiation with its competitors to allow them to use the debit card system. This transforms the competitors into vendors and allows revenue on a broader basis. Management anticipates putting forth its efforts to expand the payday advance basis through physical locations and the Internet on a national basis to increase company value.

On March 3, 2000 the company entered into a consulting agreement with certain professionals and completed an acquisition via a stock exchange agreement with MAS Acquisition XIX Corporation, a publicly held reporting entity. MAS Acquisition XIX Corporation is inactive at this time. After the stock exchange Pinnacle owns approximately 97% of MAS Acquisition XIX Corp.

                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE  BUSINESS  MANAGEMENT  INC.


  /S/  Jeffrey  G.  Turino
--------------------------------------------------------------
Jeffrey  G.  Turino,  Chief  Executive  Officer  and  Director



  /S/  Michael  B.  Hall
----------------------------------------------------------
Michael  B.  Hall,  President  and  Director

                              INDEPENDENT  AUDITORS'  REPORT

To  The  Board  of  Directors  of  Pinnacle  Business  Management,  Inc.

We hereby consent to the use in this Form 8-K/A of our report dated April 26, 2000 relating to the financial statements of Pinnacle Business Management, Inc.


/S/  BAGELL,  JOSEPHS,  LEVINE,  FIRESTONE  &  CO.,  L.L.C.
-----------------------------------------------------------
     BAGELL,  JOSEPHS,  LEVINE,  FIRESTONE  &  CO.,  L.L.C
Certified  Public  Accountants